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                                                                    EXHIBIT 24.1


                               POWER OF ATTORNEY


We, the undersigned officers and directors of Viisage Technology, Inc., hereby jointly and severally constitute and appoint Thomas J. Colatosti and Charles J. Johnson, and each of them singly, our true and lawful attorneys with full power to them, and each of them singly, to sign for us and in our names in the capacities indicated below, the Post-Effective Amendment No. 1 to Registration Statement on Form S-8 filed herewith and any and all amendments to said Post-Effective Amendment No. 1 to Registration Statement and generally to do all such things in our names and on our behalf in our capacities as officers and directors to enable Viisage Technology, Inc. to comply with the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming all signatures as they may be signed by our said attorneys, or any of them, to said Post-Effective Amendment No. 1 to Registration Statement and all amendments thereto.


Signature                            Title
---------                            -----

By: /s/ Denis K. Berube              Chairman of the Board of Directors
    -------------------
Denis K. Berube


By: /s/ Thomas J. Colatosti          President and Chief Executive Officer
    -----------------------
Thomas J. Colatosti                  (Principal Executive Officer and Principal
                                     Financial and Accounting Officer)


By: /s/ Charles J. Johnson           Secretary and Director
    ----------------------
Charles J. Johnson


By: /s/ Harriet Mouchly-Weiss        Director
    -------------------------
Harriet Mouchly-Weiss


By: /s/ Peter Nessen                 Director
    ----------------
Peter Nessen


By: /s/ Thomas J. Reilly             Director
    --------------------
Thomas J. Reilly

By:  /s/ Charles E. Levine           Director
     ---------------------
Charles E. Levine